● MIDAS PERPETUAL PORTFOLIO Ticker: MPERX
● MIDAS FUND Ticker: MIDSX	● MIDAS MAGIC Ticker: MISEX

This prospectus, dated April 30, 2013 contains information you should know about Midas Perpetual Portfolio, Midas Fund, and Midas Magic (each a “Fund”) before you invest. Each Fund is a series of Midas Series Trust (“Trust”).

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY

MIDAS PERPETUAL PORTFOLIO

INVESTMENT OBJECTIVE

The Fund seeks to preserve and increase the purchasing power value of its shares over the long term.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	2.23%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses 1	3.06%

(1) The total annual fund operating expenses listed above do not correlate to the ratio of expenses to average net assets listed in the “Financial Highlights” on page 28, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$309	$945	$1,606	$3,374

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was less than 1% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

In pursuit of its investment objective, the Fund normally seeks to invest in the following investment categories in accordance with following Target Percentages, subject to certain quarterly and other adjustments (Target Percentage in parentheses): gold (20%); silver (10%); Swiss franc assets (20%); hard asset securities (25%); and large capitalization growth stocks (25%). Pending investment or if the Fund’s investment manager determines that market conditions warrant, the Fund may hold money market funds, money market instruments, bank deposits, investment grade, short term corporate bonds and banker’s acceptances, and similar investments without limit. The Fund may also make these investments for temporary defensive purposes. Accordingly, from to time, the Fund’s actual percentage of its total assets invested in a given investment category may vary from its Target Percentage, sometimes substantially.

Subsequent to each calendar quarter end the Fund’s investment manager normally compares the Fund’s actual percentage of investments in a given category with the Target Percentage for that category, and may adjust the Fund’s investments to more closely align the actual percentage to the Target Percentage in cases where the variance is greater than one-tenth. Also, from time to time, the Fund may use leverage to increase its investment in large capitalization growth stocks to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). See “Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings” below for more information.

Gold and silver investments include bullion, bullion type coins, and shares of exchange traded funds that invest therein (“ETFs”). From time to time, mining company shares may be used to achieve target allocations in gold and silver if deemed attractive for tax planning or other purposes. Swiss franc assets consist of deposits of Swiss francs at Swiss or non-Swiss banks and the bonds and other securities of the federal government of Switzerland. Hard asset securities (e.g., common and preferred stocks, bonds, convertible securities, etc.) typically include those of U.S. and foreign companies dealing primarily in real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals, and minerals). Large capitalization growth stocks normally include U.S. and foreign companies with market capitalizations over $50 billion which the investment manager believes may experience growth in revenues, earnings, or other similar measures and may include options, warrants, and similar derivatives on such stocks. The Fund may trade securities actively in pursuit of its investment objective. The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

Principal Risks of Investing in the Fund

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program and you could lose money by investing in the Fund.

Market. The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund’s portfolio. A risk of investing in stocks, bonds, gold and silver, and other investments is that their value will go up and down reflecting market movements and you could lose money. Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Non-Diversification. The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in a non-diversified fund’s total returns.

Investments in Gold and Silver. Investments in gold and silver are considered speculative. The Fund’s investments can be significantly affected by developments in the precious metals industries and are linked to the prices of gold and silver. These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold and silver could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries. Moreover, under the federal tax law, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling gold and silver and certain other non-securities related sources. Accordingly, the Fund may be required to hold gold and silver or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.

Investment Companies and ETFs. Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies and in ETFs. The ETFs in which the Fund may invest will generally have investment exposure to gold and silver which may subject them to greater volatility than investments in traditional securities. The market value of the shares of other investment companies and ETFs may differ from their net asset value (“NAV”). As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment management and administration fees, while continuing to pay its own investment management and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

Natural Resource Companies. Natural resource companies can be significantly affected by the supply of and demand for the produced commodities and related services, exploration and production spending and success, government regulations and taxes, international political developments, and economic conditions. The operations and financial performance of natural resources companies may be directly affected by the prices of the produced commodities, especially those natural resources companies whose reserves of the commodities are significant assets. The value of securities issued by natural resources companies may also be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels, and international economic, political, and regulatory developments. It is possible that the performance of securities of natural resources companies may lag the performance of other industries or the broader market as a whole. The prices of natural resources company stocks may exhibit greater price volatility than other types of stocks.

Depletion and Exploration Risk. To maintain or increase their revenue level, natural resource companies or their customers need to maintain or expand their reserves and production through exploration, development, acquisitions, or other methods. The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively expand reserves or production sufficiently to replace current depletion.

Gold and Silver Mining Company Risk. The profitability of companies involved in gold and silver mining and related activities is significantly affected by changes in the market price of gold and silver. Gold and silver mining companies also face risks related to their operations that may affect overall profitability. These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines. In addition, the business of gold and silver mining is subject to numerous risks that could adversely impact such companies. These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions, and seismic activity.

Foreign Investments. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies. There may be less publicly available information about a foreign company than a U.S. company. Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries that issue the securities or in which the issuers are located. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in those foreign countries. If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the value of the Fund’s investments is expected to decline proportionately. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Leverage. The Fund may use leverage to the extent permitted under the 1940 Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s investments. Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets. These borrowings would be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. There can be no assurance that the Fund’s use of leverage will be successful.

Security Selection. The securities in the Fund’s portfolio may decline in value. The investment manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters.

Securities Lending. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

In-Kind Redemptions. The Fund may require redeeming shareholders to accept readily tradable gold, silver, bullion or coins, ETF shares or other Fund holdings in complete or partial payment of redemptions.

Fixed Income Securities. The Fund may invest in fixed income securities that are affected by changes in interest rates. When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities. Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Although the Fund may invest in fixed income securities of any credit quality or maturity, it has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade.

Swiss Franc Assets. The Swiss franc is subject to the risk that inflation will decrease in the United States or rise in Switzerland. Swiss government bonds are subject to some risk of default.

Real Estate Investment Trusts and Other Real Estate Companies. Real estate investment trusts (“REITs”) and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon management skills and are subject to heavy cash flow dependency, self-liquidation, and the possibility of failing to qualify for “pass-through” of income under the federal tax law.

Pricing. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Active Trading. The Fund may trade securities actively. This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower a Fund’s after tax performance.

Past Performance

The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The following table compares the Fund’s average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices. The Lipper Mixed Asset Target Allocation Moderate Index (“LMTAMI”) is an equally weighted average of the managed mixed-asset target allocation moderate funds tracked by Lipper which reflects certain of the market sectors in which the Fund may invest. Past performance (before and after taxes) is not predictive of future performance.

Prior to December 29, 2008, the Fund (formerly known as Midas Dollar Reserves, Inc.) operated as a money market fund and invested exclusively in securities issued by the U.S. Government, its agencies and instrumentalities. On December 29, 2008, the Fund changed its name from Midas Dollar Reserves, Inc. to Midas Perpetual Portfolio, Inc. and began operating as a fluctuating net asset value fund with the investment objective, strategies, and risks above.

MIDAS PERPETUAL PORTFOLIO – Year-by-year total return as of 12/31 each year (%)
Best Quarter: 7/1/09 - 9/30/09 7.69%
Worst Quarter: 4/1/12 – 6/30/12 (3.88)%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Return Before Taxes	4.92%	7.24%	4.58%
Return After Taxes on Distributions	4.92%	6.83%	4.02%
Return After Taxes on Distributions and Sale of Fund Shares	3.20%	6.15%	3.69%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%
LMTAMI	11.74%	2.52%	6.27%

The Fund’s returns shown above include the effect of reinvesting dividends and capital gain distributions. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Because actual after tax returns depend on a shareholder’s tax situation, returns may vary from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager

Midas Management Corporation.

Portfolio Manager

The portfolio has been managed by the Investment Policy Committee (“IPC”) of the investment manager since December 29, 2008. The members of the IPC are: Thomas B. Winmill, Chairman; John F. Ramírez, Director of Fixed Income; Heidi Keating, Vice President-Trading; and Mark C. Winmill, Chief Investment Strategist.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 16 of the prospectus.

MIDAS FUND

INVESTMENT OBJECTIVE

The Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.69%
Total Annual Fund Operating Expenses	2.94%

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$297	$910	$1,548	$3,261

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

In pursuit of its investment objectives, the Fund invests at least 65% of its total assets in (i) securities (e.g., common and preferred stocks, bonds, convertible securities, etc.) of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources (“Natural Resources Companies”) and (ii) gold, silver, and platinum bullion. Up to 35% of the Fund’s total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing, or otherwise dealing in gold, silver, platinum, or other natural resources, in securities of selected growth companies, and fixed income securities of any issuer, including U.S. Government Securities, of any credit quality or maturity, although the Fund has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade. The Fund may invest in domestic and foreign companies of any size. The investment manager seeks companies that it believes have attractive fundamentals and often looks at company characteristics such as people, projects, and pricing. A security is typically sold when its potential to meet the Fund’s investment objective is limited or exceeded by another potential investment opportunity, when an investment in an issuer no longer appears to meet the Fund’s investment objectives, or when the Fund must meet redemptions. In seeking to enhance returns, the Fund may use futures, options, and short sales, and may use leverage to the extent permitted under the 1940 Act. The Fund concentrates its investments by investing at least 25% of its total assets in Natural Resources Companies. The Fund may trade securities actively in pursuit of its investment objectives. The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

Principal Risks of Investing in the Fund

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program and you could lose money investing in the Fund.

Market. The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund’s portfolio. A risk of investing in stocks, precious metals, and other investments is that their value will go up and down reflecting market movements and you could lose money. The Fund may invest in emerging companies, such as start ups and spin offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations. These investments may involve above average market price volatility and greater risk of loss. Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Concentration. The Fund is subject to industry concentration risk, which is the risk that the Fund’s performance can be significantly affected by developments in the precious metals and natural resources industries.

Investments in Gold, Silver, Platinum, and Other Precious Metals. Investment in gold, silver, platinum, and other precious metals are considered speculative. The Fund’s investments can be significantly affected by developments in the precious metals industry and are linked to the prices of gold, silver, platinum, and other precious metals. These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, or other precious metals could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries. Moreover, under the federal tax law, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling precious metals and certain other non-securities related sources. Accordingly, the Fund may be required to hold precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.

Natural Resource Companies. Natural resource companies can be significantly affected by the supply of and demand for the produced commodities and related services, exploration and production spending and success, government regulations and taxes, international political developments, and economic conditions. The operations and financial performance of natural resources companies may be directly affected by the prices of the produced commodities, especially those natural resources companies whose reserves of the commodities are significant assets. The value of securities issued by natural resources companies may also be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels, and international economic, political, and regulatory developments. It is possible that the performance of securities of natural resources companies may lag the performance of other industries or the broader market as a whole. The prices of natural resources company stocks may exhibit greater price volatility than other types of stocks.

Depletion and Exploration Risk. To maintain or increase their revenue level, natural resource companies or their customers need to maintain or expand their reserves and production through exploration, development, acquisitions, or other methods. The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively expand reserves or production sufficiently to replace current depletion.

Precious Metals Mining Company Risk. The profitability of companies involved in precious metals mining and related activities is significantly affected by changes in the market prices of precious metals. Precious metals mining companies also face risks related to their operations that may affect overall profitability. These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines. In addition, the business of precious metals mining is subject to numerous risks that could adversely impact such companies. These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions, and seismic activity.

Foreign Investments. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies. There may be less publicly available information about a foreign company than a U.S. company. Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries that issue the securities or in which the issuers are located. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in those foreign countries. If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the value of the Fund’s investments is expected to decline proportionately. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Pricing. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Non-Diversification. The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the fund’s total returns.

Small Capitalization. The Fund may invest in companies that are small or thinly capitalized and may have a limited operating history. Small capitalization stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, the Fund’s NAV may fall further than those of funds investing in larger companies. Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization. Compared to smaller companies, medium and large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. Compared to larger companies, medium companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Leverage. The Fund may use leverage to the extent permitted under the 1940 Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s investments. Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets. These borrowings would be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. There can be no assurance that the Fund’s use of leverage will be successful.

Short Selling, Options, and Futures Transactions. The Fund may engage in short selling, options, and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

Security Selection. The securities in the Fund’s portfolio may decline in value. The investment manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters.

Securities Lending. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Fixed Income Securities. The Fund may invest in fixed income securities that are affected by changes in interest rates. When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities. Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

In-Kind Redemptions. The Fund may require redeeming shareholders to accept readily tradable gold, silver, platinum, or other precious metals bullion, coins, ETF shares, or other Fund holdings in complete or partial payment of redemptions.

Active Trading. The Fund may trade securities actively. This strategy could increase transaction costs, reduce performance, and result in taxable distributions, which could lower a Fund’s after tax performance.

Past Performance

The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The following table compares the Fund’s average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices. The Morningstar Specialty Fund-Precious Metals Average (“PMA”) is an equally weighted average of the managed precious metals funds tracked by Morningstar which reflects the market sectors in which the Fund may invest. Past performance (before and after taxes) is not predictive of future performance.

MIDAS FUND – Year-by-year total return as of 12/31 each year (%)
Best Quarter: 7/1/12 – 9/30/12 28.94%
Worst Quarter: 7/1/08 - 9/30/08 (41.51)%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Return Before Taxes	(27.45)%	(13.15)%	6.24%
Return After Taxes on Distributions	(27.45)%	(13.59)%	6.09%
Return After Taxes on Distributions and Sale of Fund Shares	(17.84)%	(10.83)%	5.49%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%
PMA (reflects no deduction for fees, expenses, or taxes)	(8.70)%	1.96%	12.83%

The Fund’s returns shown above include the effect of reinvesting dividends and capital gain distributions. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Because actual after tax returns depend on a shareholder’s tax situation, returns may vary from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager

Midas Management Corporation

Portfolio Manager

Thomas B. Winmill, President and Trustee, has managed the Fund since 2002.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 16 of the prospectus.

MIDAS MAGIC

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.97%
Distribution and Service (12b-1) Fees	1.00%
Other Expenses	2.96%
Total Annual Fund Operating Expenses	4.93%

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$493	$1,481	$2,469	$4,947

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

In pursuit of its investment objective, the Fund may invest in any security type (i.e., common and preferred stocks, bonds, convertible securities, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size. Generally, the investment manager seeks what it believes to be quality companies with unique combinations of strength in operations, products, and finances with either growth or value characteristics. A security is typically sold when its potential to meet the Fund’s investment objective is limited or exceeded by another potential investment, when an investment in an issuer no longer appears to meet the Fund’s investment objective, or when the Fund must meet redemptions. In seeking to enhance returns, the Fund may use futures, options, and short sales and may use leverage to the extent permitted under the 1940 Act. To achieve the Fund’s objective, the investment manager may use a seasonal investing strategy to invest the Fund’s assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, tax events, and other calendar related phenomena. The investment manager’s analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets. These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors. The Fund may invest in fixed income securities of any issuer, including U.S. Government Securities, of any credit quality or maturity, although it has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade. The Fund may trade securities actively in pursuit of its investment objective. The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

Principal Risks of Investing in the Fund

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program and you could lose money by investing in the Fund.

Market. The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund’s portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. The Fund may invest in emerging companies, such as start ups and spin offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations. These investments may involve above average market price volatility and greater risk of loss. Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Non-Diversification. The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the fund’s total returns. As of December 31, 2012, the Fund held approximately 22% and 19% of its net assets in Berkshire Hathaway, Inc. and MasterCard, Inc., respectively, primarily as a result of market appreciation since the time of purchase. Thus, the volatility of the Fund’s net asset value, and its performance in general, depends disproportionately more on the performance of a single issuer than that of a more diversified fund.

Leverage. The Fund may use leverage to the extent permitted under the 1940 Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s investments. Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets. These borrowings would be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. There can be no assurance that the Fund’s use of leverage will be successful.

Foreign Investments. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies. There may be less publicly available information about a foreign company than a U.S. company. Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries that issue the securities or in which the issuers are located. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in those foreign countries. If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the value of the Fund’s investments is expected to decline proportionately. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Short Selling, Options, and Futures Transactions. The Fund may engage in short selling, options, and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

Small Capitalization. The Funds may invest in companies that are small or thinly capitalized and may have a limited operating history. Small capitalization stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, the Fund’s net asset value may fall further than those of funds investing in larger companies. Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization. Compared to smaller companies, medium and large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. Compared to larger companies, medium companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Fixed Income Securities. The Fund may invest in fixed income securities that are affected by changes in interest rates. When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities. Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

Pricing. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Security Selection. The securities in the Fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Securities Lending. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Active Trading. The Fund may trade securities actively. This strategy could increase transaction costs, reduce performance, and result in taxable distributions, which could lower a Fund’s after tax performance.

Past Performance

The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The following table compares the Fund’s average annual returns for the 1, 5, and 10 year periods with an appropriate broad based securities market index. Past performance (before and after taxes) is not predictive of future performance.

MIDAS MAGIC – Year-by-year total return as of 12/31 each year (%)
Best Quarter: 7/1/09 - 9/30/09 23.28%
Worst Quarter: 10/1/08 - 12/31/08 (32.60)%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Return Before Taxes	17.06%	(0.42)%	3.79%
Return After Taxes on Distributions	17.06%	(0.42)%	3.79%
Return After Taxes on Distributions and Sale of Fund Shares	11.09%	(0.36)%	3.30%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%

The Fund’s returns shown above include the effect of reinvesting dividends and capital gain distributions. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Because actual after tax returns depend on a shareholder’s tax situation, returns may vary from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager

Midas Management Corporation

Portfolio Manager

The portfolio has been managed by the IPC of the investment manager since May 15, 2012. The members of the IPC are: Thomas B. Winmill, Chairman; John F. Ramírez, Director of Fixed Income; Heidi Keating, Vice President-Trading; and Mark C. Winmill, Chief Investment Strategist.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 16 of the prospectus.

IMPORTANT ADDITIONAL INFORMATION

PURCHASE AND SALE OF FUND SHARES

Minimum Investments

Account Type	Initial	Subsequent	IRAs and HSAs	Initial	Subsequent
Regular	$1,000	$100	Traditional, Roth IRA, HSA	$1,000	$100
UGMA/UTMA	$1,000	$100	Spousal, Rollover IRA	$1,000	$100
Education Savings Account	$1,000	$100	SEP, SIMPLE IRA	$1,000	$100
Automatic Investment Program	$ 100	$100	Health Savings Account	$1,000	$100

Midas Automatic Investment Program. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans described below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

Redemptions

Generally, you may redeem shares of the Funds by any of the methods explained below on each day the New York Stock Exchange (“NYSE”) is open for trading (“Business Day”).

By Mail. Write to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.

By Telephone or Internet. To expedite the redemption of Fund shares call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days. For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

For Electronic Funds Transfer (EFT). You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two Business Days.

For Federal Funds Wire. If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank. A $10 fee per wire transfer applies.

TAX INFORMATION

Each Fund’s distributions are taxable and will generally be taxed as ordinary income or long term capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor may pay the intermediary for services related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Your broker-dealer or financial intermediary may also charge you fees for purchasing or selling Fund shares. Ask your broker-dealer or financial intermediary or visit their website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

MIDAS PERPETUAL PORTFOLIO seeks to preserve and increase the purchasing power value of its shares over the long term. The investment strategy of the Fund acknowledges a broad range of economic possibilities and seeks to incorporate investments appropriate for each of them. Investors who wish to invest all or a portion of their capital in a way that does not depend on any particular outcome for the economy should consider purchasing shares in the Fund.

In pursuit of its investment objective, the Fund normally seeks to invest in the following investment categories in accordance with following Target Percentages, subject to certain quarterly and other adjustments as described below. Pending investment or if the Fund’s investment manager determines that market conditions warrant, the Fund may hold money market funds, money market instruments, bank deposits, investment grade, short term corporate bonds and banker’s acceptances, and similar investments without limit. The Fund may also make these investments for temporary defensive purposes. Accordingly, from to time, the Fund’s actual percentage of its total assets invested in a given investment category may vary from its Target Percentage, sometimes substantially.

Investment Category	Target Percentage
Gold	20%
Silver	10%
Swiss Franc Assets	20%
Hard Asset Securities	25%
Large Capitalization Growth Stocks	25%
Total	100%

Also, from time to time, the Fund may use leverage to increase its investment in large capitalization growth stocks, as follows for example:

	Target Percentage with Leverage
Investment Category	As an Approximate Percent of Net Assets	As an Approximate Percent of Total Assets
Gold	20%	16%
Silver	10%	8%
Swiss Franc Assets	20%	16%
Hard Asset Securities	25%	20%
Large Capitalization Growth Stocks	50%	40%
Total	125%	100%

Subsequent to each calendar quarter end the Fund’s investment manager normally compares the Fund’s actual percentage of investments in a given category with the Target Percentage for that category. Should the actual percentage at calendar quarter end vary from the Target Percentage (due to market fluctuations or other factors) by more than one-tenth of the Target Percentage for that category, within the subsequent quarter the investment manager may adjust the Fund’s investments as needed to more closely align the actual percentage to the Target Percentage (unless it is substantially re-aligned at any time during the subsequent quarter by further market fluctuations or other factors). Although it may adjust the Fund’s portfolio at other times and for other reasons, the Fund’s investment manager generally does not attempt to anticipate short term changes in the general price level of any investment category. See “The Funds’ Investment Programs – Strategic Portfolio Adjustment” in the Statement of Additional Information (“SAI”) for a discussion of those circumstances that might result in a delay in portfolio adjustments. The Fund’s investments in: gold may consist of gold bullion, bullion type coins such as American Eagle gold coins and Canadian Maple Leaf gold coins, ETFs including grantor trusts, and, if deemed attractive for tax planning or other purposes, shares of companies primarily involved in mining gold; silver may consist of silver bullion, bullion type coins, ETFs, and, if deemed attractive for tax planning or other purposes, shares of companies involved in mining silver; Swiss franc assets may consist of deposits of Swiss francs at Swiss or non-Swiss banks and the bonds and other securities of the federal government of Switzerland; hard assets securities typically include securities of U.S. and foreign companies dealing in real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals, and minerals); large capitalization growth stocks normally include U.S. and foreign companies with market capitalizations over $50 billion which the investment manager believes may experience growth in revenues, earnings, or other similar measure and may include options, warrants, and similar derivatives on such stocks. The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

Although the investment strategy of the Fund acknowledges a broad range of economic possibilities and seeks to incorporate investments appropriate for each of them, the Fund may, from time to time, under adverse market conditions, take temporary defensive positions and invest some or all of its assets in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, or similar investments. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Under the federal tax law, if the Fund earns more than 10% of its gross income in any taxable year from gains resulting from selling gold and silver (and certain other non-securities related sources), it could lose its status as a regulated investment company and pay taxes on its net income and gains, if any (see “Distributions and Taxes” in the SAI). If the Fund generates such gains, it may pay such taxes or, to reduce such gains, hold its precious metals or sell them at a loss, or sell securities at a gain, when for investment reasons it would not otherwise do so.

The following provides more detail regarding certain Principal Risks and other risks that Midas Perpetual Portfolio is subject to:

Investments in Gold and Silver. The price of gold has fluctuated widely over the past several years and may be affected by global supply and demand, which is influenced by such factors as forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold producing countries; investors’ expectations with respect to the rate of inflation; currency exchange rates; interest rates; investment and trading activities of hedge funds and commodity funds; and global or regional political, economic or financial events and situations. The price of silver has also fluctuated widely over the past several years. Factors that may affect the price of silver include changes in economic conditions, which may affect the demand for silver for industrial applications; a significant change in the attitude of speculators and investors towards silver; and any significant increase in silver price hedging activity by silver producers. Bullion and coins do not generate income, unless loaned, and their returns to the Fund are from gains or losses realized upon sale. Furthermore, the Fund may encounter storage and transaction costs in connection with their ownership of bullion and coins that may be higher than those attendant to the purchase, holding, and disposition of securities.

There is no assurance that gold or silver will maintain its long term value in terms of purchasing power in the future. In the event that the price of gold or silver declines, the Fund expects the value of its investments to decline proportionately.

Growth Stocks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.

Fixed Income Securities. The Fund may invest in Swiss franc assets and fixed income securities that are affected by interest rates. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. Ratings are only the opinions of the agencies issuing them, however, and are not absolute guarantees as to quality. Generally, U.S. Government Securities issuers have different degrees of U.S. government backing. Some may be chartered or sponsored by Acts of Congress, but payment of principal and interest on their securities is neither insured nor guaranteed by the U.S. Treasury. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Securities Lending. The Fund may lend up to one third of its total assets to other parties. If the Fund engages in a lending transaction, the loan would be continuously secured by collateral consisting of cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, bank letters of credit, or any combination thereof, at all times equal to at least the market value of the assets loaned. The Fund may engage in lending transactions through a lending agent which is authorized to act on behalf of the Fund with respect to the lending of certain securities of the Fund. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets loaned should the borrower fail financially or otherwise violate the terms of the lending agreement. The Fund may also experience losses as a result of the diminution in value of its cash collateral investments.

In-Kind Redemptions. To avoid liability for corporate federal income tax, the Fund must, among other things, derive at least 90% of its gross income each taxable year from sources including interest, dividends, and gains on sales of securities. Gains on the Fund’s sales of gold and silver, and options and futures thereon, would not qualify as gains on sales of "securities.” Consequently, sales of gold and silver (which might be required for the Fund to adhere to its Target Percentages as described above) at a gain could result in the Fund’s loss of status as a regulated investment company and subject the Fund to liability for corporate federal income tax. To try to reduce such sales of gold and silver and this potential adverse tax result, the Fund may require redeeming shareholders to accept readily tradable gold or silver bullion, coins, ETF shares, or other Fund holdings in complete or partial payment of redemptions.

For additional investment risks associated with the Fund, please read “Additional Investment Risks” below.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income. Under normal circumstances, the Fund will invest at least 65% of its total assets in Natural Resources Companies and gold, silver, and platinum bullion. Up to 35% of the Fund’s total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing, or otherwise dealing in gold, silver, platinum, or other natural resources, in securities of selected growth companies, and in fixed income securities of any issuer, including U.S. Government Securities, of any credit quality or maturity, although the Fund has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade. The Fund may invest in both domestic and foreign companies of any size. The investment manager seeks companies that it believes have attractive fundamentals and often looks at company characteristics such as people, projects, and pricing.

Natural resources include ferrous and non-ferrous metals (such as iron, aluminum, and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil, and natural gas), chemicals, forest products, real estate, food products, and other basic commodities. In making investments for the Fund, the investment manager may consider, among other things, the ore quality of metals mined by a company, a company’s mining, processing, and fabricating costs and techniques, the quantity of a company’s unmined reserves, quality of management, and marketability of a company’s equity or debt securities. The investment manager normally will emphasize the potential for growth of the proposed investment, although it also may consider an investment’s income generating capacity as well. The Fund normally may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment no longer appears to meet the Fund’s investment objectives, or when the Fund must meet redemptions. When seeking to achieve its secondary objective of current income, the Fund may invest in fixed income securities of issuers with investment grade ratings.

The Fund may invest in certain derivatives such as options, futures, and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. The Fund may engage in leverage by borrowing money for investment purposes to the extent permitted under the 1940 Act. The Fund also may lend portfolio securities to brokers, dealers, and other financial institutions and may engage in short selling. Additionally, the Fund may invest in special situations such as restricted securities, or securities of companies undergoing extraordinary or possibly one time events such as reorganizations or liquidations.

The Fund may, from time to time, under adverse market conditions, take temporary defensive positions and invest some or all of its assets in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and similar investments. When the Fund takes such a temporary defensive position, it may not achieve its investment objectives.

Under the federal tax law, if the Fund earns more than 10% of its gross income in any taxable year from gains resulting from selling precious metals (and certain other non-securities related sources), it could lose its status as a regulated investment company and pay taxes on its net income and gains, if any (see “Distributions and Taxes” in the SAI). If the Fund generates such gains, it may pay such taxes or, to reduce such gains, hold its precious metals or sell them at a loss, or sell securities at a gain, when for investment reasons it would not otherwise do so.

The following provides more detail regarding certain Principal Risks and other risks that Midas Fund is subject to:

Investments in Gold, Silver, Platinum, and Other Precious Metals. Investment in gold, silver, platinum and other precious metals are considered speculative. The Fund’s investments can be significantly affected by developments in the precious metals industries and are linked to the prices of gold, silver, platinum, and other precious metals. These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, and other precious metals could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries.

The price of gold has fluctuated widely in the past and may be affected by global supply and demand, which is influenced by such factors as forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold producing countries; investors’ expectations with respect to the rate of inflation; currency exchange rates; interest rates; investment and trading activities of hedge funds and commodity funds; and global or regional political, economic or financial events and situations. The price of silver has also fluctuated widely in the past. Factors that may affect the price of silver include changes in economic conditions, which may affect the demand for silver for industrial applications; a significant change in the attitude of speculators and investors towards silver; and any significant increase in silver price hedging activity by silver producers.

Bullion and coins do not generate income, unless loaned, and their returns to the Fund are from gains or losses realized upon sale. Furthermore, the Fund may encounter storage and transaction costs in connection with their ownership of bullion and coins that may be higher than those attendant to the purchase, holding, and disposition of securities.

There is no assurance that gold, silver, platinum, or other precious metals will maintain their long term value in terms of purchasing power in the future. In the event that the prices of gold, silver, platinum, or other precious metals decline, the Fund expects the value of its investments to decline proportionately.

Natural Resource Companies. The oil, gas, coal, metals, and minerals industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations. Sustained declines in demand for the indicated commodities could adversely affect the financial performance of natural resources companies over the long term. The value of securities issued by natural resources companies may also be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. It is possible that the performance of securities of natural resources companies may lag the performance of other industries or the broader market as a whole.

Short Selling, Options, and Futures Transaction. The Fund may engage in short selling up to 100% of its net assets, although it has no current intention of short selling more than 40% of its net assets, and it may engage in options and futures transactions to increase returns or for hedging purposes. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate, or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the borrowed security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Possible losses from short sales differ from losses that could be incurred from purchases of securities. Losses on securities sold short are theoretically unlimited because a Fund’s loss arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security’s value cannot drop below zero.

Fixed Income Securities. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. Ratings are only the opinions of the agencies issuing them, however, and are not absolute guarantees as to quality. Generally, U.S. Government Securities issuers have different degrees of U.S. government backing. Some may be chartered or sponsored by Acts of Congress, but payment of principal and interest on their securities is neither insured nor guaranteed by the U.S. Treasury. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Securities Lending and Borrowing. The Fund may lend up to one third of its total assets to other parties. If the Fund engages in a lending transaction, the loan would be continuously secured by collateral consisting of cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, bank letters of credit, or any combination thereof, at all times equal to at least the market value of the assets loaned. The Fund may engage in lending transactions through a lending agent which is authorized to act on behalf of the Fund with respect to the lending of certain securities of the Fund. The Fund also may engage in securities borrowing in conjunction with short selling transactions, and may lend securities for the purpose of generating collateral to facilitate short selling transactions. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets loaned should the borrower fail financially or otherwise violate the terms of the lending agreement. The Fund may also experience losses as a result of the diminution in value of its cash collateral investments.

In-Kind Redemptions. To avoid liability for corporate federal income tax, the Fund must, among other things, derive at least 90% of its gross income each taxable year from sources including interest, dividends, and gains on sales of securities. Gains on the Fund’s sales of precious metals, and options and futures thereon, would not qualify as gains on sales of “securities.” Consequently, sales of precious metals at a gain could result in the Fund’s loss of status as a regulated investment company and subject the Fund to liability for corporate federal income tax. To try to reduce such sales of precious metals and this potential adverse tax result, the Fund may require redeeming shareholders to accept readily tradable gold, silver, platinum, or other precious metals bullion, coins, ETF shares, or other Fund holdings in complete or partial payment of redemptions.

For additional investment risks associated with the Fund, please read “Additional Investment Risks” below.

MIDAS MAGIC invests aggressively for solely capital appreciation. The Fund will exercise a flexible strategy in the selection of securities and will not be limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers with no minimum rating, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging” and may invest defensively in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, or similar investments. The Fund may invest in fixed income securities of any issuer, including U.S. Government Securities, of any credit quality or maturity, although the Fund has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade. The Fund also may lend portfolio securities to brokers, dealers, and other financial institutions.

To achieve the Fund’s objective, the investment manager may use a seasonal investing strategy to invest the Fund’s assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, tax events, and other calendar related phenomena. The investment manager’s analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets. These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors. During other periods anticipated to be less favorable, under adverse market conditions, and from time to time, the Fund may take a defensive position, sell securities short, and/or invest some or all of its assets in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, or similar investments. When the Fund takes a defensive position, it may not achieve its investment objective.

The following provides more detail regarding certain Principal Risks and other risks that Midas Magic is subject to:

Short Selling, Options, and Futures Transaction. The Fund may engage in short selling up to 100% of its net assets, although it has no current intention of short selling more than 40% of its net assets, and it may engage in options and futures transactions to enhance returns or for hedging purposes. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate, or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the borrowed security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Possible losses from short sales differ from losses that could be incurred from purchases of securities. Losses on securities sold short are theoretically unlimited because a Fund’s loss arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security’s value cannot drop below zero.

Fixed Income Securities. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. Ratings are only the opinions of the agencies issuing them, however, and are not absolute guarantees as to quality. Generally, U.S. Government Securities issuers have different degrees of U.S. government backing. Some may be chartered or sponsored by Acts of Congress, but payment of principal and interest on their securities is neither insured nor guaranteed by the U.S. Treasury. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Securities Lending and Borrowing. The Fund may lend up to one third of its total assets to other parties. If the Fund engages in a lending transaction, the loan would be continuously secured by collateral consisting of cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, bank letters of credit, or any combination thereof, at all times equal to at least the market value of the assets loaned. The Fund may engage in lending transactions through a lending agent which is authorized to act on behalf of the Fund with respect to the lending of certain securities of the Fund. The Fund also may engage in securities borrowing in conjunction with short selling transactions, and may lend securities for the purpose of generating collateral to facilitate short selling transactions. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets loaned should the borrower fail financially or otherwise violate the terms of the lending agreement. The Fund may also experience losses as a result of the diminution in value of its cash collateral investments.

For additional investment risks associated with the Fund, please read “Additional Investment Risks” below.

Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI found on the Funds’ website, www.midasfunds.com.

ADDITIONAL INVESTMENT RISKS

The Funds may be subject to additional risks which are derived from investment strategies that are not principal investment strategies. An additional risk that applies to the Funds is:

Illiquid Securities Risk. Each Fund may each invest up to 15% of its net assets in illiquid securities. A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business. Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded. See discussion under “Valuation” on page 24 of this prospectus.

PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager for each Fund. It provides day-to-day advice regarding portfolio transactions for each Fund. The investment manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund’s business and administration. Its address is 11 Hanover Square, New York, New York 10005.

Midas Perpetual Portfolio’s portfolio has been managed by the IPC of the investment manager since December 29, 2008 and Midas Magic’s portfolio has been managed by the IPC of the investment manager since May 15, 2012. The members of the IPC are: Thomas B. Winmill, Chairman (see biographical information below); John F. Ramírez, Director of Fixed Income; Heidi Keating, Vice President-Trading; and Mark C. Winmill, Chief Investment Strategist. Mr. Ramírez has served as Vice President and Secretary of the investment manager, distributor, and the Funds since 2005, Associate General Counsel of the investment manager and distributor since 2008, and General Counsel and Chief Legal Officer of the Funds since 2012. Ms. Keating has served as Vice President of the investment manager, distributor, and the Funds since 1988. Mark C. Winmill has served as Executive Vice President of the investment manager since 2012 and a director and/or officer of Winmill & Co. Incorporated, the parent company of the investment manager and its affiliates since 2000.

Midas Fund’s portfolio manager since 2002 is Thomas B. Winmill. He has been president of the investment manager since 1995 and the distributor since 1991. He also serves as President, Chief Executive Officer, and Trustee of the Funds. He has served as a member of the investment manager’s IPC since 1990. As the current Chairman of the IPC, he helps establish general investment guidelines. He is a member of the New York Section member society of the American Institute of Mining, Metallurgical, and Petroleum Engineers, Inc.

Additional information regarding portfolio manager compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds may be found in the SAI.

MANAGEMENT FEES

Each Fund pays a management fee to the investment manager at an annual rate based on each Fund’s average daily net assets. For the fiscal year ended December 31, 2012, Midas Fund, Midas Magic, and (before waiver) Midas Perpetual Portfolio paid the investment manager a fee of 1.00%, 0.97%, 0.50%, respectively, of the Fund’s average daily net assets. With respect to Midas Perpetual Portfolio, the investment manager has contractually agreed to waive its management fee for the period that is one year from the effective date of the Fund’s registration statement dated October 15, 2012. The investment manager may continue such waiver but is not contractually obligated to do so.

A discussion regarding the basis of approval by the Board of Trustees of each Fund’s investment management agreement with the investment manager is available in each Fund’s annual report to shareholders for the fiscal year ended December 31, 2012.

DISTRIBUTION AND SHAREHOLDER SERVICES

Midas Securities Group, Inc. is the distributor of the Funds and provides distribution and shareholder services. The Trust has adopted a plan under Rule 12b-1 on behalf of each Fund and each Fund pays the distributor a 12b-1 fee as compensation for distribution and shareholder services at an annual rate based on that Fund’s average daily net assets. These fees are paid out of the Fund’s assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Midas Perpetual Portfolio and Midas Fund each pay a 12b-1 fee equal to 0.25% per annum of the Fund’s average daily net assets. Midas Magic pays a 12b-1 fee equal to 1.00% per annum of the Fund’s average daily net assets.

PURCHASING SHARES

Your price for Fund shares is the Fund’s next calculation, after the order is received by the Fund’s transfer agent or its authorized agent, of NAV per share which is determined as of the close of regular trading in equity securities on the NYSE (currently, 4 p.m. ET unless weather, equipment failure, or other factors contribute to an earlier closing) each Business Day. The Fund’s NAV per share may be significantly affected on days when shareholders have no access to the Fund or its transfer agent. The Funds’ shares are priced only on Business Days. If you purchase shares through a broker, that broker may charge separate transaction fees on the purchase and/or sale of such shares. Certificates will not be issued and all shares will be kept by book entry in the stock transfer books of Huntington Asset Services, Inc., the Funds’ transfer agent.

Opening Your Account

By Check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check, to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments on page 16). Checks must be payable to the order of Midas Funds in U.S. dollars. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). You will be charged an $8 fee for any check that does not clear.

By Wire. Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Service Representative. A completed Account Application, the name of the bank sending the wire, and the amount to be wired are required before the wired funds can be accepted. The completed application should be faxed to 1-317-937-3014, Attn: Midas Funds. You will then be assigned a Fund account number and receive wiring address information. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly mail it to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed. For wiring instructions and automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

Midas Automatic Investment Program

Midas offers an excellent service - the Midas Bank Transfer Plan - which makes convenient regular investing. It can help you seek today your financial goals for the future. With the free Midas Bank Transfer Plan, you decide today to invest a certain amount each month in the future for as long as you like and Midas will transfer the money from your bank account for investment in your designated Midas account. Periodically, you should review your overall portfolio. For retirement investing goals, consider the tax advantaged Midas Traditional, Roth, SEP, or SIMPLE Individual Retirement Accounts. At Midas, we also offer Health Savings Accounts as well as Education Savings Accounts. Forms for all of these Midas plans may be found at www.midasfunds.com.

Investing the same amount regularly, known as “dollar cost averaging,” can reduce any anxiety of investing in a rising or falling market or buying all of your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels when undertaking such a strategy.

Plan	Description
Midas Bank Transfer Plan	For making automatic investments from a designated bank account.
Midas Salary Investing Plan	For making automatic investments through a payroll deduction.
Midas Government Direct Deposit Plan	For making automatic investments from your federal employment, Social Security, or other regular federal government check.

For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Services Representative. You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. government agency.

Shareholder Identification Program. You may be asked to provide additional information in order for the Funds to verify your identity in accordance with requirements under anti-money laundering regulations. A Fund will close an account within 60 Business Days of account opening at the NAV of the Fund on the day the account is closed if it cannot be reasonably certain of the customer’s identity. The Fund’s transfer agent will correspond with the shareholder to advise them, if appropriate, why their account is being closed and the efforts conducted to attempt to verify their identity.

Adding to Your Account

By Check. Complete a Midas Funds FastDeposit form which is detachable from your account statement and mail it, along with your check, drawn to the order of the Fund, to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments on page 16). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund, and the name of the registered owner.

By Electronic Funds Transfer (EFT). The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House (“ACH”) system, to your Fund account. Requests received by 4 p.m. ET on Business Days will ordinarily be credited to your Fund account on the same Business Day. Your designated bank must be an ACH member and any subsequent changes in bank account information must be submitted in writing with a voided check and a New Technology Medallion Guaranteed Stamp (see Minimum Investments on page 16). Your account will be charged a $10 per item fee for each ACH transaction that is returned for any reason in addition to any loss incurred by the Fund as a result of reversing the transaction. To initiate an EFT transaction, call 1-800-400-MIDAS (6432) or visit www.midasfunds.com. For purchases on-line, shareholders must verify, by some method other than an electronic transmission effected by computer-to-computer over the internet or utilizing modem or similar connections, that each such purchase has been authorized and, if such purchase is to be effected by wire to or from a particular bank account, a duly authorized employee of the bank must verify the account number to or from which funds are being transferred and that the name on the account is the same as the name of the intended recipient of the proceeds.

By Wire. Subsequent investments by wire may be made at any time by simply following the same wiring procedures under “Opening Your Account” (see Minimum Investments on page 16), but without having to call.

Valuation. Fund investments are valued based on market value determined as of the close of regular trading in equity securities on the NYSE. This is normally 4 p.m. ET. Where market quotations are not readily available or where there is no ready market for a security (such as certain types of illiquid or thinly traded securities), securities may be valued based on fair value as determined in good faith under the direction of the Board of Trustees. Occasionally, events affecting the value of gold, platinum, and silver bullion, foreign securities, foreign currencies and currency exchange rates occur after the close of trading on the NYSE or on days when the NYSE is closed, which events will not be reflected in a computation of a Fund’s NAV on that day. Such events may be company specific, such as earnings reports, country or region specific, such as a natural disaster or terrorist activity, or global in nature. If events materially affecting the value of such securities occur during such time period, the securities may be valued at their fair value as determined in good faith under the direction of the Board of Trustees. Fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale.

EXCHANGE PRIVILEGES

You may exchange at least $500 worth of shares of a Fund for shares of any other of the Midas Funds (provided the registration is exactly the same, the shares of the Fund you do not currently own may be sold by the Fund in your state of residence, and the exchange may otherwise legally be made). To exchange shares, please access www.midasfunds.com or call Midas Funds toll-free at 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on any Business Day of the Fund and provide the following information: account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, your account number, if any, in the Fund to be purchased; and your identity and telephone number. Your price for Fund shares exchanged is the Fund’s next calculation, after the order is received by the Fund’s transfer agent or its authorized agent, of NAV per share which is determined as of the close of regular trading in equity securities on the NYSE (currently, 4 p.m. ET unless weather, equipment failure, or other factors contribute to an earlier closing) each Business Day. Shares of all Funds exchanged within 30 days of purchase will be subject to a 1% redemption fee.

REDEEMING SHARES

Generally, you may redeem shares of the Funds by any of the methods explained below. Requests for redemption should include the following information: name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and address or wire information. Your price for Fund shares redeemed is the Fund’s next calculation, after the order is received by the Fund’s transfer agent or its authorized agent, of NAV per share which is determined as of the close of regular trading in equity securities on the NYSE (currently, 4 p.m. ET unless weather, equipment failure, or other factors contribute to an earlier closing) each Business Day. Shares of all Funds redeemed within 30 days of purchase will be subject to a 1% redemption fee. IRAs will be subject to a pre-age 59-½ distribution/transfer fee of $10 and a plan termination fee of $20 per IRA. HSAs will be subject to a distribution/transfer fee of $10 and a plan termination fee of $20 per HSA.

In some instances, a New Technology Medallion Guaranteed Stamp may be required. New Technology Medallion Guaranteed Stamps protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, one signature must be guaranteed. Please call us to ensure that your New Technology Medallion Guaranteed Stamp will be processed correctly. The Funds may waive this requirement in their discretion.

By Mail. Write to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

By Telephone or Internet. To expedite the redemption of Fund shares call 1-800-400-MIDAS (6432) to speak with a Shareholder Services Representative between 8 a.m. and 6 p.m. ET on Business Days. For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com. For redemptions on-line, shareholders must verify, by some method other than an electronic transmission effected by computer-to-computer over the internet or similar connections, that each such redemption has been authorized and, if such redemption is to be effected by wire to or from a particular bank account, a duly authorized employee of the bank must verify the account number to or from which funds are being transferred and that the name on the account is the same as the name of the intended recipient of the proceeds.

For Electronic Funds Transfer (EFT). You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two Business Days.

For Federal Funds Wire. If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank. A $10 fee per wire transfer applies. Proceeds of redemption requests submitted in proper form ordinarily will be available to shareholders by Federal Funds wire the next Business Day.

Redemption Payment. Payment for shares redeemed will ordinarily be made within three Business Days after receipt of the redemption request in proper form. Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase. Redemptions to third parties are prohibited.

Redemptions Through Financial Intermediaries. You are an investor subject to the redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of a tax deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect a Fund’s redemption fee from their customers’ accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems’ requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Funds. The Funds will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Funds. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

Waiver/Exceptions/Changes. Each Fund reserves the right to waive the redemption fee at its discretion to the extent permitted or required by applicable law. The redemption fee does not apply to certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in the Funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days’ notice of any material changes, unless otherwise provided by law.

Limitations on Collection. Currently, each Fund is limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

In-Kind Redemptions. Subject to the restrictions set forth below, Midas Fund and Midas Perpetual Portfolio may require redeeming shareholders to accept readily tradable gold, silver, or other precious metals (the last in the case of Midas Fund) bullion, coins, ETF shares, or other holdings in complete or partial payment of redemptions. For a shareholder, the tax consequences of an in-kind redemption generally would be the same as those of a cash redemption. For such in-kind redemptions, the assets would be selected by the Fund and, in the case of Midas Perpetual Portfolio, generally would not reflect Target Percentages. See “Purchase and Redemption of Shares – In-Kind Redemptions” in the SAI for a discussion of the operating policies for such redemptions.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and other distributions are reinvested in the Fund.

ACCOUNT AND TRANSACTION POLICIES

Telephone Privileges. The Funds may accept telephone orders from shareholders and guards against fraud by following reasonable precautions, such as requiring personal identification before carrying out shareholder requests. You are responsible for any loss caused by an order which later proves to be fraudulent if a Fund followed reasonable procedures.

Assignment. You may transfer your Fund shares to another owner. For instructions, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Services Representative.

Frequent Trading. Frequent trading into and out of the Funds can disrupt portfolio investment strategies, harm performance, and increase expenses for all shareholders, including long term shareholders who do not generate these costs. Funds that invest a substantial portion of their assets in foreign securities may be subject to the risks associated with market timing and short term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. The Funds may be subject to these greater risks as they invest in foreign securities. Each Fund is designed for long term investors, and is not intended for excessive trading activities. The Funds will take reasonable steps to discourage excessive short term trading and the Board of Trustees has adopted policies and procedures with respect to excessive trading. The Funds normally monitor trades in an effort to detect excessive short term trading. The Funds may refuse, cancel, or redeem purchase orders at the purchase price NAV for any reason, without prior notice. In addition, to discourage short term trading, if shares of any Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged. Such redemption fees are retained by the Fund.

Although the Funds monitor for excessive short term activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all excessive short term activities. The Funds typically seek the cooperation of broker-dealers and other third party intermediaries by requesting information from them regarding the identity of investors who are trading in the Funds, and restricting access to a Fund by a particular investor. Any associated person of the investment manager or the distributor who becomes aware of any actions taken to undertake, effect, or facilitate short term activities contrary to a representation made in a Fund’s prospectus or SAI is to report the actions to the Funds’ Chief Compliance Officer. More information regarding short term trading activities is available in the SAI.

Accounts with Below Minimum Balances. Your account will be charged a $20 small account fee if its value on the next to last Business Day of the calendar year is less than $500, or unless it is an IRA, HSA, or you participate in the Midas Automatic Investment Program. The Funds may redeem at any time at current NAV all shares in any account, subject to the requirements of applicable law. The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

Delivery of Shareholder Documents. Shareholders residing at the same address will receive one copy of a Fund’s summary prospectus and each Midas Funds shareholder report to share with all residents who invest in Midas Funds. If at any time you would like to receive separate copies of a Fund’s summary prospectus or each Midas Funds shareholder report, please call 1-800-400-MIDAS (6432) and a Shareholder Services Representative will be happy to change your delivery status. The material normally will be sent within 30 days of your request.

Escheatment. Your shares may be transferred to the appropriate state authority if you do not provide your current contact information to the Funds within the time period specified by applicable state law.

DISTRIBUTIONS AND TAXES

Distributions. Each Fund normally pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any, after offset by net capital loss carryovers. Income dividends and capital gain distributions (collectively, “distributions” and each a “distribution”) if any, are normally declared and paid annually. Your distributions will be reinvested in shares of the distributing Fund unless you instruct the Fund otherwise.

Taxes. Generally, you will be taxed when you sell or exchange shares of a Fund and when you receive distributions (whether reinvested in additional shares or taken in cash). Typically, your tax treatment will be as follows:

Transaction	Tax treatment
Income dividend	Ordinary income or “qualified dividend income”
Net short term capital gain distribution	Ordinary income
Net capital gain (see below) distribution	Long term capital gain
Sale or exchange of shares held for more than one year	Long term capital gain or loss
Sale or exchange of shares held for one year or less	Gains that are not offset by capital losses are treated as ordinary income; net losses are subject to special rules

Because distributions are taxable, you may want to avoid making a substantial investment in a taxable account when a Fund is about to declare a distribution, which normally takes place, if at all, in December. Shortly after the end of each calendar year, each Fund issues tax information on its distributions, if any, for the previous year.

Dividends paid to individual shareholders by a Fund that are attributable to its “qualified dividend income” (see “Distributions and Taxes” in the SAI) are subject to a 15% maximum federal income tax rate for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts. A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations; however, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

Distributions by a Fund to individual and certain other non-corporate shareholders attributable to net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) it recognizes on sales or exchanges of capital assets also are subject to the 15% and 20% maximum rates mentioned above. Moreover, any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year may qualify for those rates.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing, which may be electronic. Each Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Distributions and Taxes” in the SAI for a description of the rules regarding that election and each Fund’s reporting obligation.

Any investor for whom a Fund does not have a valid taxpayer identification number may be subject to backup withholding. Backup withholding may be required in certain other circumstances (see “Distributions and Taxes” in the SAI).

An individual is required to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes net gains from the disposition of investment property, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

The tax considerations described in this section do not apply to tax deferred accounts or other nontaxable entities. Because everyone’s tax situation is unique, please consult your tax professional about your investment.

FINANCIAL HIGHLIGHTS

The following tables describe the Funds’ performance for the past five years ended December 31, 2012. Each Fund’s fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and other distributions.

The financial highlights for the years shown were audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request. This table should be read in conjunction with the audited financial statements and related notes that have been incorporated by reference into the SAI.

MIDAS PERPETUAL PORTFOLIO
	For the Year Ended December 31,
	2012	2011	2010	2009	20081

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.22	$1.30	$1.15	$1.00	$1.000
Income (loss) from investment operations:
Net investment income (loss) (2)	(0.02)	(0.01)	(0.01)	(0.01)	0.012
Net realized and unrealized gain on investments	0.08	0.02	0.16	0.18	-
Total from investment operations	0.06	0.01	0.15	0.17	-
Less distributions:
Net investment income	-	(0.01)	-	-	(0.012)
Realized gains	-	(0.08)	-	(0.02)	-
Total distributions	-	(0.09)	-	(0.02)	(0.012)
Net asset value, end of period*	$1.28	$1.22	$1.30	$1.15	$1.000

Total Return (3)	4.92%	0.96%	13.04%	17.03%	1.22%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$14,515	$15,459	$10,620	$8,311	$7,191
Ratio of total expenses to average net assets (4)	2.98%	1.85%	2.51%	2.98%	1.77%
Ratio of net expenses to average net assets (3) (5)	2.48%	1.35%	1.93%	2.23%	1.21%
Ratio of net expenses excluding loan interest and fees to average net assets	2.48%	1.35%	1.90%	2.22%	-
Ratio of net investment income (loss) to average net assets (3)	(1.42)%	(0.45)%	(1.03)%	(1.29)%	1.22%
Portfolio turnover rate	0%	44%	4%	24%	0%

(1)
These financial highlights reflect the Fund’s operation as a money market fund up to December 28, 2008. On December 29, 2008, the Fund changed its name to Midas Perpetual Portfolio, Inc. from Midas Dollar Reserves, Inc., ceased operating as a money market fund, and began operating as a fluctuating net asset value fund pursuant to its current investment objective and policies.

(2)	Average shares outstanding during the period are used to calculate per share data.

(3)
Fees contractually waived by the Investment Manager reduced the ratio of expenses to average net assets by 0.50% and 0.50% for the years ended December 31, 2012 and 2011, respectively, and by the Investment Manager and Distributor by 0.58%, and 0.75% for the years ended December 31, 2010 and 2009, respectively. Fees voluntarily waived by the Investment Manager and Distributor reduced the ratio of net expenses to average net assets by 0.24% for the year ended December 31, 2008. In addition, the Investment Manager voluntarily reimbursed the Fund for certain operating expenses which further reduced the ratio of net expenses to average net assets by 0.32%, for the year ended December 31, 2008. The impact of the fee waivers and reimbursements is reflected in both the total return and the ratio of net investment income (loss) to average net assets.

(4)	“Total expenses” are the expenses of the Fund before fee waivers.

(5)	“Net expenses” are the expenses of the Fund after fee waivers.

*	Redemption fees from capital share transactions were less than $0.005 per share.

MIDAS FUND
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$3.57	$5.65	$3.82	$2.11	$5.64
Income (loss) from investment operations:
Net investment loss(1)	(0.04)	(0.06)	(0.07)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.94)	(1.96)	1.90	1.80	(3.36)
Total from investment operations	(0.98)	(2.02)	1.83	1.75	(3.42)
Less distributions:
Net investment income	-	(0.06)	-	(0.04)	(0.11)
Net asset value, end of period*	$2.59	$3.57	$5.65	$3.82	$2.11

Total Return	(27.45)%	(35.97)%	47.91%	83.88%	(60.89)%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$44,884	$72,973	$139,644	$116,311	$77,502
Ratio of total expenses to average net assets	2.94%	2.31%	2.29%	2.39%	2.37%
Ratio of total expenses excluding loan interest and fees to average net assets	2.85%	2.16%	2.14%	2.29%	2.02%
Ratio of net investment loss to average net assets	(1.49)%	(1.30)%	(1.58)%	(1.67)%	(1.42)%
Portfolio turnover rate	12%	44%	63%	82%	129%

(1)	Average shares outstanding during the period are used to calculate per share data.

*	Redemption fees from capital share transactions were less than $0.005 per share.

MIDAS MAGIC
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$16.00	$14.73	$13.94	$10.36	$19.13
Income (loss) from investment operations:
Net investment loss (1)	(0.57)	(0.48)	(0.48)	(0.37)	(0.43)
Net realized and unrealized gain (loss) on investments	3.30	1.75	1.27	3.95	(8.34)
Total from investment operations	2.73	1.27	0.79	3.58	(8.77)
Net asset value, end of period *	$18.73	$16.00	$14.73	$13.94	$10.36

Total Return	17.06%	8.62%	5.67%	34.56%	(45.84)%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$13,245	$11,768	$12,240	$11,582	$8,911
Ratio of total expenses to average net assets	4.93%	4.16%	4.22%	4.46%	3.89%
Ratio of total expenses excluding loan interest and fees to average net assets	4.76%	3.83%	3.84%	4.11%	3.32%
Ratio of net investment loss to average net assets	(3.18)%	(3.17)%	(3.39)%	(3.23)%	(2.71)%
Portfolio turnover rate	20%	4%	0%	9%	13%

(1)	Average shares outstanding during the period are used to calculate per share data.

*	Redemption fees from capital share transactions were less than $0.005 per share.

FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available, free of charge, upon request and at www.midasfunds.com :

  Annual/Semi-Annual reports. Includes performance data, portfolio holdings, and a letter from the Funds’ managers discussing recent market conditions, economic trends, and investment strategies that significantly affected the Funds’ performance during the last fiscal period.
  Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds’ policies, investment restrictions, and business structure. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).
To obtain a copy of the Funds' SAI or Annual and Semi-Annual Reports free of charge, to request other information about a Fund, or to make shareholder inquiries, please contact the Funds using the following methods:

●	By telephone, call:
1-800-400-MIDAS (6432) to speak to a Shareholder Services Representative, 8:00 a.m. to 6:00 p.m. ET on Business Days and for 24 hour, 7 day a week automated shareholder services.

●	By mail, write to:
Midas Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

●	By e-mail, write to:
info@midasfunds.com

●	On the Internet, Fund documents
can be viewed online or downloaded from:
SEC at http://www.sec.gov, or
Midas Funds at http://www.midasfunds.com

You can also obtain information about the Funds (including the SAI) by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090). Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number is 811-04316.

MIDAS FUNDS

Use this Account Application to open a regular Midas Account.
Mail the completed Application and check payable to Midas Funds to:
Midas Funds, Box 6110, Indianapolis, IN 46206-6110
For an IRA application, please call 1-800-400-MIDAS (6432) or go to
http://www.midasfunds.com/midas-ira-accounts

NEW ACCOUNT Application

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must get your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION (Please Type or Print) *For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET.*

Individual or Custodian of a Gift/Transfer to a Minor:

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Gift/Transfer to a Minor:

Minor's First Name | Minor's Middle Initial | Minor's Last Name | Minor's Social Security # | Minor's Date of Birth

Minor's Address (if different than Custodian Address) | City | State/Zip

2 MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP

Street Address (Physical Address) | City | State / Zip | Daytime Telephone

Mailing Address (if different from above) | City | State / Zip | Daytime Telephone

Citizen of ☐ U.S. ☐ Other: | Citizen of ☐ U.S. ☐ Other:

E-mail address | Owner (If other, attach IRS Form W-8) | Joint Owner (If other, attach IRS Form W-8)

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 minimum per Fund)

Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Bank Transfer Plan (see Section 7).

MIDAS FUND		MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO		TOTAL
$	+	$	+	$	=	$

By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders will not be accepted.

By Wire: Please complete this Application (except for the sentence in brackets below) and fax to 1-317-937-3014 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.
[Please indicate the assigned Midas account number ________________ and the date the wire was sent ________________.]

4 DISTRIBUTIONS

If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares.

☐ Payment Option ☐ Dividends in cash, distributions reinvested. ☐ Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS

Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to edelivery please visit www.MidasFunds.com/edelivery and follow the instructions to log into "THE MIDAS TOUCH® Account Access."

6 COST BASIS If no box is checked, the Average Cost method will be assigned as the default cost basis method.

☐ Average Cost ☐ First In, First Out ☐ Last In, First Out ☐ Low Cost, First Out ☐ High Cost, First Out ☐ Loss/Gain Utilization

☐ Specific Lot Identification We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all mutual funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit **www.MidasFunds.com/tax-planning** for information on cost basis.

7 MIDAS BANK TRANSFER PLAN AND THE MIDAS TOUCH® - Check the box for the service(s) you want for your account, and below please attach a voided check.

☐ Midas Bank Transfer Plan - Starting ______________ (date) automatically purchase shares of ________________________ (Fund Name) each month by transferring $__________ ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐ THE MIDAS TOUCH® - All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With THE MIDAS TOUCH®, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer among the three Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Bank Transfer Plan or to get THE MIDAS TOUCH®, please attach a voided check here.

John and Jane Doe
123 Main Street
MyTown, USA 12345
1003
Date
PAY TO THE ORDER OF
$
DOLLARS
BANK NAME
BANK ADDRESS
MEMO
012345678 0123456789 1003

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

"I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian Date Signature of Joint Owner (if any) Date

This Account Application must be signed and completed for all authorized signers.

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MF-C-05/13